STEPSTONE GROUP REPORTS FOURTH QUARTER AND FISCAL YEAR 2026 RESULTS
NEW YORK, May 20, 2026 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the quarter ended March 31, 2026. This represents results for the fourth quarter and fiscal year ended March 31, 2026. The Board of Directors of the Company has declared a quarterly cash dividend of $0.28 per share of Class A common stock, and a supplemental cash dividend of $0.55 per share of Class A common stock, both payable on June 30, 2026, to the holders of record as of the close of business on June 15, 2026.
StepStone issued a full detailed presentation of its fourth quarter and full fiscal year ended March 31, 2026 results, which can be accessed by visiting the Company’s website at https://shareholders.stepstonegroup.com.
Webcast and Earnings Conference Call
Management will host a webcast and conference call today, Wednesday, May 20, 2026 at 5:00 pm ET to discuss the Company’s results for the fourth quarter and fiscal year ended March 31, 2026. The webcast will be made available on the Shareholders section of the Company's website at https://shareholders.stepstonegroup.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register. A replay will also be available on the Shareholders section of the Company's website approximately two hours after the conclusion of the event.
To join as a live participant in the question and answer portion of the call, participants must register at https://register-conf.media-server.com/register/BI9163fe26cabd4cc5b21fbe0592aac5b7.
Upon registering you will receive the dial-in number and a PIN to join the call as well as an email confirmation with the details.
About StepStone Group
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. As of March 31, 2026, StepStone was responsible for approximately $885 billion of total capital, including $233 billion of assets under management. StepStone's clients include some of the world's largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, our successful execution of business and growth strategies, the favorability of the private markets fundraising environment, successful integration of acquired businesses and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 23, 2025, and in our annual report on Form 10-K to be filed with the SEC for the fiscal year ended March 31, 2026, and in our subsequent reports filed with the SEC, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use the following non-GAAP financial measures: fee revenues, adjusted revenues, adjusted net income (on both a pre-tax and after-tax basis), adjusted net income per share, adjusted weighted-average shares, fee-related earnings, fee-related earnings margin, gross realized performance fees and performance fee-related earnings. We have provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, the non-GAAP financial measures in this earnings release may not be comparable to similarly titled measures used by other companies in our industry or across different industries. For definitions of these non-GAAP measures and reconciliations to applicable GAAP measures, please see the section titled “Non-GAAP Financial Measures: Definitions and Reconciliations.”

Financial Highlights and Key Business Drivers/Operating Metrics

	Three Months Ended					Year Ended March 31,		Percentage Change
(in thousands, except share and per share amounts and where noted)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026	vs. FQ4'25	vs. FY'25
Financial Highlights
GAAP Results
Management and advisory fees, net	$213,401	$211,173	$215,489	$239,932	$259,871	$767,014	$926,465	22%	21%
Total revenues	377,729	364,287	454,225	586,511	588,580	1,174,830	1,993,603	56%	70%
Total performance fees	164,328	153,114	238,736	346,579	328,709	407,816	1,067,138	100%	162%
Net income (loss)	13,153	(12,011)	(575,490)	(162,435)	6,660	(172,827)	(743,276)	(49)%	330%
Net income (loss) per share of Class A common stock:
Basic	$(0.24)	$(0.49)	$(4.66)	$(1.55)	$(0.10)	$(2.52)	$(6.78)	(60)%	169%
Diluted	$(0.24)	$(0.49)	$(4.66)	$(1.55)	$(0.10)	$(2.52)	$(6.78)	(60)%	169%
Weighted-average shares of Class A common stock:
Basic	75,975,770	77,846,710	78,561,587	79,465,039	80,297,984	71,142,916	79,039,229	6%	11%
Diluted	75,975,770	77,846,710	78,561,587	79,465,039	80,297,984	71,142,916	79,039,229	6%	11%
Quarterly dividend per share of Class A common stock(1)	$0.24	$0.24	$0.28	$0.28	$0.28	$0.93	$1.08	17%	16%
Supplemental dividend per share of Class A common stock(2)	$—	$0.40	$—	$—	$—	$0.15	$0.40	na	167%
Accrued carried interest allocations	$1,495,664	$1,585,209	$1,733,922	$1,835,862	$2,036,892			36%

Non-GAAP Results(3)
Fee revenues	$214,662	$212,740	$217,461	$241,133	$260,285	$770,489	$931,619	21%	21%
Adjusted revenues	295,861	237,467	282,342	494,500	305,841	969,719	1,320,150	3%	36%
Fee-related earnings (“FRE”)	94,081	81,246	78,633	89,236	105,334	312,204	354,449	12%	14%
FRE margin	44%	38%	36%	37%	40%	41%	38%
Gross realized performance fees	81,199	24,727	64,881	253,367	45,556	199,230	388,531	(44)%	95%
Performance fee-related earnings (“PRE”)	41,543	13,022	33,886	131,152	17,894	104,482	195,954	(57)%	88%
Adjusted net income (“ANI”)	80,603	48,534	66,709	79,858	69,459	244,072	264,560	(14)%	8%
Adjusted weighted-average shares	118,869,111	122,292,943	122,462,594	122,590,230	122,481,335	118,772,442	122,457,089
ANI per share	$0.68	$0.40	$0.54	$0.65	$0.57	$2.05	$2.16	(16)%	5%

Key Business Drivers/Operating Metrics (in billions)
Assets under management (“AUM”)(4)	$189.4	$199.3	$209.1	$219.8	$233.3			23%
Assets under advisement (“AUA”)(4)	519.7	524.2	561.6	591.3	651.8			25%
Fee-earning AUM (“FEAUM”)	121.4	127.2	132.8	138.6	144.0			19%
Undeployed fee-earning capital (“UFEC”)	24.6	28.7	29.8	32.7	40.1			63%
_______________________________
(1)Dividends paid, as reported in this table, relate to the preceding quarterly period in which they were earned.
(2)The supplemental cash dividend relates to earnings in respect of our full fiscal years 2024 and 2025, respectively.
(3)Fee revenues, adjusted revenues, FRE, FRE margin, gross realized performance fees, PRE, ANI, adjusted weighted-average shares and ANI per share are non-GAAP measures. See the definitions of these measures and reconciliations to the respective, most comparable GAAP measures under “Non-GAAP Financial Measures: Definitions and Reconciliations.”
(4)AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.

StepStone Group Inc.
GAAP Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	As of March 31,
	2026	2025
Assets
Cash and cash equivalents	$213,065	$244,791
Restricted cash	579	502
Fees and accounts receivable	133,287	80,871
Due from affiliates	113,150	92,723
Investments:
Investments in funds	249,447	183,694
Accrued carried interest allocations	2,036,892	1,495,664
Legacy Greenspring investments in funds and accrued carried interest allocations(1)	752,776	629,228
Deferred income tax assets	614,788	382,886
Lease right-of-use assets, net	81,565	91,841
Other assets and receivables	58,946	62,869
Intangibles, net	223,044	263,872
Goodwill	580,542	580,542
Assets of Consolidated Funds:
Cash and cash equivalents	905,357	44,511
Investments, at fair value	715,335	415,011
Other assets	83,929	17,688
Total assets	$6,762,702	$4,586,693
Liabilities and stockholders’ equity
Accounts payable, accrued expenses and other liabilities	$102,685	$89,731
Accrued compensation and benefits	2,360,770	736,695
Accrued carried interest-related compensation	1,100,604	757,968
Legacy Greenspring accrued carried interest-related compensation(1)	619,186	495,739
Due to affiliates	362,833	331,821
Lease liabilities	103,600	113,519
Debt obligations	270,572	269,268
Liabilities of Consolidated Funds:
Other liabilities	25,241	17,580
Debt obligations	931,185	—
Total liabilities	5,876,676	2,812,321
Redeemable non-controlling interests in Consolidated Funds	186,236	377,897
Redeemable non-controlling interests in subsidiaries	8,777	6,327
Stockholders’ equity:
Class A common stock, $0.001 par value, 650,000,000 authorized; 80,703,553 and 76,761,399 issued and outstanding as of March 31, 2026 and 2025, respectively	81	77
Class B common stock, $0.001 par value, 125,000,000 authorized; 38,637,761 and 39,656,954 issued and outstanding as of March 31, 2026 and 2025, respectively	39	40
Additional paid-in capital	482,057	421,057
Accumulated deficit	(896,879)	(242,546)
Accumulated other comprehensive income	1,143	728
Total StepStone Group Inc. stockholders’ equity	(413,559)	179,356
Non-controlling interests in subsidiaries	1,373,242	1,056,510
Non-controlling interests in legacy Greenspring entities(1)	133,590	133,489
Non-controlling interests in the Partnership	(402,260)	20,793
Total stockholders’ equity	691,013	1,390,148
Total liabilities and stockholders’ equity	$6,762,702	$4,586,693
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

StepStone Group Inc.
GAAP Consolidated Statements of Loss
(in thousands, except share and per share amounts)

	Three Months Ended March 31,		Year Ended March 31,
	2026	2025	2026	2025
Revenues
Management and advisory fees, net	$259,871	$213,401	$926,465	$767,014
Performance fees:
Incentive fees	7,087	5,910	220,133	32,275
Carried interest allocations:
Realized	38,597	75,935	168,582	159,653
Unrealized	201,031	21,177	539,712	141,547
Total carried interest allocations	239,628	97,112	708,294	301,200
Legacy Greenspring carried interest allocations(1)	81,994	61,306	138,711	74,341
Total performance fees	328,709	164,328	1,067,138	407,816
Total revenues	588,580	377,729	1,993,603	1,174,830
Expenses
Compensation and benefits:
Cash-based compensation	110,700	85,510	414,147	331,808
Equity-based compensation	200,061	126,197	1,742,057	669,126
Performance fee-related compensation:
Realized	27,662	39,656	192,577	94,748
Unrealized	140,091	27,777	342,225	94,272
Total performance fee-related compensation	167,753	67,433	534,802	189,020
Legacy Greenspring performance fee-related compensation(1)	81,994	61,306	138,711	74,341
Total compensation and benefits	560,508	340,446	2,829,717	1,264,295
General, administrative and other	48,408	43,152	187,254	177,354
Total expenses	608,916	383,598	3,016,971	1,441,649
Other income (expense)
Investment income	21,688	9,386	40,819	15,096
Legacy Greenspring investment income (loss)(1)	777	2,934	4,945	(1,185)
Investment income of Consolidated Funds	3,410	34,496	92,407	65,374
Interest income	3,658	3,218	11,833	10,850
Interest expense	(4,420)	(3,191)	(18,502)	(12,701)
Other income (loss)	(5,121)	(31,024)	697	(32,650)
Total other income	19,992	15,819	132,199	44,784
Income (loss) before income tax	(344)	9,950	(891,169)	(222,035)
Income tax benefit	(7,004)	(3,203)	(147,893)	(49,208)
Net income (loss)	6,660	13,153	(743,276)	(172,827)
Less: Net income attributable to non-controlling interests in subsidiaries	41,361	16,316	103,782	79,282
Less: Net income (loss) attributable to non-controlling interests in legacy Greenspring entities(1)	777	2,934	4,945	(1,185)
Less: Net loss attributable to non-controlling interests in the Partnership	(15,358)	(17,994)	(384,633)	(125,850)
Less: Net income (loss) attributable to redeemable non-controlling interests in Consolidated Funds	(13,192)	30,630	65,988	53,731
Less: Net income (loss) attributable to redeemable non-controlling interests in subsidiaries	863	(225)	2,450	758
Net loss attributable to StepStone Group Inc.	$(7,791)	$(18,508)	$(535,808)	$(179,563)
Net loss per share of Class A common stock:
Basic	$(0.10)	$(0.24)	$(6.78)	$(2.52)
Diluted	$(0.10)	$(0.24)	$(6.78)	$(2.52)
Weighted-average shares of Class A common stock:
Basic	80,297,984	75,975,770	79,039,229	71,142,916
Diluted	80,297,984	75,975,770	79,039,229	71,142,916
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

Non-GAAP Financial Measures: Definitions and Reconciliations
Fee Revenues
Fee revenues represents management and advisory fees, net, including amounts earned from the Consolidated Funds which are eliminated in consolidation. We believe fee revenues is useful to investors because it presents the net amount of management and advisory fee revenues attributable to us.
The table below presents the components of fee revenues.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
Focused commingled funds(1)(2)	$124,604	$120,036	$127,085	$144,277	$160,769	$442,975	$552,167
Separately managed accounts	67,695	70,379	71,685	75,226	76,339	252,709	293,629
Advisory and other services	19,927	19,939	16,259	18,395	19,998	67,061	74,591
Fund reimbursement revenues(1)	2,436	2,386	2,432	3,235	3,179	7,744	11,232
Fee revenues	$214,662	$212,740	$217,461	$241,133	$260,285	$770,489	$931,619
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Includes income-based incentive fees from certain funds:

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
Income-based incentive fees	$3,377	$4,408	$5,334	$5,998	$7,105	$7,956	$22,845
Adjusted Revenues
Adjusted revenues represents the components of revenues used in the determination of ANI and comprise fee revenues, adjusted incentive fees and realized carried interest allocations. We believe adjusted revenues is useful to investors because it presents a measure of realized revenues.
The table below shows a reconciliation of revenues to adjusted revenues.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
Total revenues	$377,729	$364,287	$454,225	$586,511	$588,580	$1,174,830	$1,993,603
Unrealized carried interest allocations	(21,177)	(88,883)	(147,813)	(101,985)	(201,031)	(141,547)	(539,712)
Deferred incentive fees	(513)	—	671	(1,544)	(282)	1,938	(1,155)
Legacy Greenspring carried interest allocations	(61,306)	(39,637)	(27,143)	10,063	(81,994)	(74,341)	(138,711)
Management and advisory fee revenues for the Consolidated Funds(1)	1,261	1,567	1,972	1,201	414	3,475	5,154
Incentive fees for the Consolidated Funds(2)	(133)	133	430	254	154	5,364	971
Adjusted revenues	$295,861	$237,467	$282,342	$494,500	$305,841	$969,719	$1,320,150
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add back of incentive fees for the Consolidated Funds, which have been eliminated in consolidation.

Adjusted Net Income
Adjusted net income, or “ANI,” is a non-GAAP performance measure that we present before the consolidation of StepStone Funds on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. ANI does not reflect legacy Greenspring carried interest allocation revenues, legacy Greenspring carried interest-related compensation and legacy Greenspring investment income (loss) as none of the economics are attributable to us. The components of revenues used in the determination of ANI (“adjusted revenues”) comprise fee revenues, adjusted incentive fees and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income (loss), (c) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (d) amortization of intangibles, (e) net income (loss) attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary, (f) charges associated with acquisitions and corporate transactions, and (g) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). ANI is fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods.
Fee-Related Earnings
Fee-related earnings, or “FRE,” is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises fee revenues less adjusted expenses which are operating expenses other than (a) performance fee-related compensation, (b) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (c) amortization of intangibles, (d) charges associated with acquisitions and corporate transactions, and (e) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenue.
The table below shows a reconciliation of GAAP measures to additional non-GAAP measures. We use the non-GAAP measures presented below as components when calculating FRE and ANI (as defined below). We believe these additional non-GAAP measures are useful to investors in evaluating both the baseline earnings from recurring management and advisory fees, which provide additional insight into the operating profitability of our business, and the after-tax net realized income attributable to us, allowing investors to evaluate the performance of our business. These additional non-GAAP measures remove the impact of Consolidated Funds that we are required to consolidate under GAAP, and certain other items that we believe are not indicative of our core operating performance.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
GAAP management and advisory fees, net	$213,401	$211,173	$215,489	$239,932	$259,871	$767,014	$926,465
Adjustments(1)	1,261	1,567	1,972	1,201	414	3,475	5,154
Fee revenues	$214,662	$212,740	$217,461	$241,133	$260,285	$770,489	$931,619

GAAP incentive fees	$5,910	$190	$4,902	$207,954	$7,087	$32,275	$220,133
Adjustments(2)	(646)	133	1,101	(1,290)	(128)	7,302	(184)
Adjusted incentive fees	$5,264	$323	$6,003	$206,664	$6,959	$39,577	$219,949

GAAP cash-based compensation	$85,510	$95,985	$100,348	$107,114	$110,700	$331,808	$414,147
Adjustments(3)	—	(17)	(17)	—	(59)	(374)	(93)
Adjusted cash-based compensation	$85,510	$95,968	$100,331	$107,114	$110,641	$331,434	$414,054

GAAP equity-based compensation	$126,197	$188,718	$884,470	$468,808	$200,061	$669,126	$1,742,057
Adjustments(4)	(123,263)	(184,509)	(880,154)	(464,124)	(193,974)	(658,953)	(1,722,761)
Adjusted equity-based compensation	$2,934	$4,209	$4,316	$4,684	$6,087	$10,173	$19,296

GAAP general, administrative and other	$43,152	$42,914	$45,292	$50,640	$48,408	$177,354	$187,254
Adjustments(5)	(11,015)	(11,597)	(11,111)	(10,541)	(10,185)	(60,676)	(43,434)
Adjusted general, administrative and other	$32,137	$31,317	$34,181	$40,099	$38,223	$116,678	$143,820

GAAP realized investment income	$3,379	$940	$2,516	$1,560	$2,677	$8,135	$7,693
Adjustments(6)	—	—	—	—	11,194	—	11,194
Adjusted realized investment income	$3,379	$940	$2,516	$1,560	$13,871	$8,135	$18,887

GAAP interest income	$3,218	$2,496	$3,224	$2,455	$3,658	$10,850	$11,833
Adjustments(7)	(1,600)	(998)	(1,273)	(4)	(2,060)	(4,757)	(4,335)
Adjusted interest income	$1,618	$1,498	$1,951	$2,451	$1,598	$6,093	$7,498

GAAP other income (loss)	$(31,024)	$5,152	$1,978	$(1,312)	$(5,121)	$(32,650)	$697
Adjustments(8)	30,606	(4,159)	(1,073)	660	5,066	31,335	494
Adjusted other income (loss)	$(418)	$993	$905	$(652)	$(55)	$(1,315)	$1,191
______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation, and deferred incentive fees that are not included in GAAP revenues.
(3)Reflects the removal of compensation paid to certain employees as part of an acquisition earn-out and unrealized amounts associated with cash-based incentive awards tracked to the performance of a designated investment fund.
(4)Reflects the removal of equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.
(5)Reflects the removal of amortization of intangibles, transaction-related costs, unrealized mark-to-market changes in fair value for contingent consideration obligation, the impact of consolidation of the Consolidated Funds and other non-core operating income and expenses.
(6)Reflects the realization of a seed capital investment in the StepStone Funds which is eliminated in consolidation.
(7)Reflects the removal of interest income earned by the Consolidated Funds.
(8)Reflects the removal of amounts for Tax Receivable Agreements adjustments recognized as other income (loss), loss associated with payment made in connection with a secondary transaction executed by one of our private wealth funds and the impact of consolidation of the Consolidated Funds.

The table below shows a reconciliation of income (loss) before income tax to ANI and FRE.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
Income (loss) before income tax	$9,950	(20,350)	$(675,826)	$(194,649)	$(344)	$(222,035)	$(891,169)
Net income attributable to non-controlling interests in subsidiaries(1)	(33,369)	(30,725)	(27,645)	(115,887)	(43,399)	(102,897)	(217,656)
Net (income) loss attributable to non-controlling interests in legacy Greenspring entities	(2,934)	(3,382)	(1,313)	527	(777)	1,185	(4,945)
Unrealized carried interest allocations	(21,177)	(88,883)	(147,813)	(101,985)	(201,031)	(141,547)	(539,712)
Unrealized performance fee-related compensation	27,777	44,357	88,727	69,050	140,091	94,272	342,225
Unrealized investment (income) loss	(6,007)	(9,572)	3,726	(8,268)	(19,011)	(6,961)	(33,125)
Impact of Consolidated Funds	(35,723)	(24,407)	(43,864)	(18,944)	5,852	(59,613)	(81,363)
Deferred incentive fees	(513)	—	671	(1,544)	(282)	1,938	(1,155)
Equity-based compensation(2)	123,263	184,509	880,154	464,124	193,974	658,953	1,722,761
Amortization of intangibles	10,250	10,207	10,207	10,207	10,207	41,000	40,828
Tax Receivable Agreements adjustments through earnings	(348)	—	(1,302)	—	5,537	(348)	4,235
Non-core items(3)	32,474	686	99	106	6	50,054	897
Pre-tax ANI	103,643	62,440	85,821	102,737	90,823	314,001	341,821
Income taxes(4)	(23,040)	(13,906)	(19,112)	(22,879)	(21,364)	(69,929)	(77,261)
ANI	80,603	48,534	66,709	79,858	69,459	244,072	264,560
Income taxes(4)	23,040	13,906	19,112	22,879	21,364	69,929	77,261
Realized carried interest allocations	(75,935)	(24,404)	(58,878)	(46,703)	(38,597)	(159,653)	(168,582)
Realized performance fee-related compensation	39,656	11,705	30,995	122,215	27,662	94,748	192,577
Adjusted realized investment income(5)	(3,379)	(940)	(2,516)	(1,560)	(13,871)	(8,135)	(18,887)
Adjusted incentive fees(6)	(5,264)	(323)	(6,003)	(206,664)	(6,959)	(39,577)	(219,949)
Adjusted interest income(7)	(1,618)	(1,498)	(1,951)	(2,451)	(1,598)	(6,093)	(7,498)
Interest expense	3,191	4,534	4,425	5,123	4,420	12,701	18,502
Adjusted other (income) loss(8)	418	(993)	(905)	652	55	1,315	(1,191)
Net income attributable to non-controlling interests in subsidiaries(1)	33,369	30,725	27,645	115,887	43,399	102,897	217,656
FRE	$94,081	$81,246	$78,633	$89,236	$105,334	$312,204	$354,449
_______________________________
(1)Reflects the portion of pre-tax ANI attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary:

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
FRE attributable to non-controlling interests in subsidiaries and profits interests	$30,451	$26,672	$24,791	$32,280	$39,988	$79,791	$123,731
Performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries and profits interests	2,918	4,053	2,854	83,607	3,411	23,106	93,925
Net income attributable to non-controlling interests in subsidiaries and profits interests	$33,369	$30,725	$27,645	$115,887	$43,399	$102,897	$217,656
The contribution to pre-tax ANI attributable to non-controlling interests in subsidiaries and profits interests and performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries and profits interests presented above specifically related to the profits interests issued in the private wealth subsidiary is presented below.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
FRE attributable to profits interests issued in the private wealth subsidiary	$6,399	$8,469	$10,103	$14,354	$19,530	$11,980	$52,456
Performance related earnings / other income (loss) attributable to profits interests issued in the private wealth subsidiary	(224)	(14)	31	83,172	601	11,170	83,790
Net income attributable to profits interests issued in the private wealth subsidiary	$6,175	$8,455	$10,134	$97,526	$20,131	$23,150	$136,246
The contribution to pre-tax ANI attributable to non-controlling interests in subsidiaries and performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries presented above specifically not attributable to the profits interests issued in the private wealth subsidiary is presented below.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
FRE attributable to non-controlling interests in subsidiaries	$24,052	$18,203	$14,688	$17,926	$20,458	$67,811	$71,275
Performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries	3,142	4,067	2,823	435	2,810	11,936	10,135
Net income attributable to non-controlling interests in subsidiaries	$27,194	$22,270	$17,511	$18,361	$23,268	$79,747	$81,410
(2)Reflects equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.
(3)Includes (income) expense related to the following non-core operating income and expenses:

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
Transaction costs	$179	$605	$24	$47	$—	$1,003	$676
(Gain) loss on change in fair value for contingent consideration obligation	(205)	64	58	59	54	16,112	235
Compensation paid to certain employees as part of an acquisition earn-out	—	—	—	—	—	409	—
Unrealized amounts associated with cash-based incentive awards tracked to investment funds	—	17	17	—	72	—	106
Gain realized upon vesting of cash-based incentive awards tracked to investment funds	—	—	—	—	(107)	—	(107)
Unrealized amounts associated with deferred compensation liability adjustments	—	—	—	—	(13)	—	(13)
Loss on payment made in connection with private wealth fund secondary transaction	32,500	—	—	—	—	32,500	—
Other non-core items	—	—	—	—	—	30	—
Total non-core operating income and expenses	$32,474	$686	$99	$106	$6	$50,054	$897
(4)Represents corporate income taxes at a blended statutory rate applied to pre-tax ANI:

	Three Months Ended					Year Ended March 31,
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
Federal statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Combined state, local and foreign rate	1.2%	1.3%	1.3%	1.3%	2.5%	1.3%	1.6%
Blended statutory rate	22.2%	22.3%	22.3%	22.3%	23.5%	22.3%	22.6%

(5)Reflects the realization of a seed capital investment in the StepStone Funds which is eliminated in consolidation.
(6)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation, and deferred incentive fees that are not included in GAAP revenues.
(7)Reflects the removal of interest income earned by the Consolidated Funds.
(8)Reflects the removal of Tax Receivable Agreements adjustments recognized as other income (loss) ($(5.5) million for the three months ended March 31, 2026, $1.3 million for the three months ended September 30, 2025, $0.3 million for the three months ended March 31, 2025, and $(4.2) million and $0.3 million in fiscal 2026 and fiscal 2025, respectively), loss associated with payment made in connection with a secondary transaction executed by one of our private wealth funds ($32.5 million for the three months ended March 31, 2025 and in fiscal 2025), and the impact of consolidation of the Consolidated Funds.
Fee-Related Earnings Margin
FRE margin is a non-GAAP performance measure which is calculated by dividing FRE by fee revenues. We believe FRE margin is an important measure of profitability on revenues that are largely recurring by nature. We believe FRE margin is useful to investors because it enables them to better evaluate the operating profitability of our business across periods.
The table below shows a reconciliation of FRE to FRE margin.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
FRE	$94,081	$81,246	$78,633	$89,236	$105,334	$312,204	$354,449
Fee revenues	214,662	212,740	217,461	241,133	260,285	770,489	931,619
FRE margin	44%	38%	36%	37%	40%	41%	38%
Gross Realized Performance Fees
Gross realized performance fees represents realized carried interest allocations and adjusted incentive fees. We believe gross realized performance fees is useful to investors because it presents the total performance fees realized by us.
Performance Fee-Related Earnings
Performance fee-related earnings, or “PRE,” represents gross realized performance fees less realized performance fee-related compensation. We believe PRE is useful to investors because it presents the performance fees attributable to us, net of amounts paid to employees as performance fee-related compensation.
The table below shows a reconciliation of total performance fees to gross realized performance fees and PRE.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
Incentive fees	$5,910	$190	$4,902	$207,954	$7,087	$32,275	$220,133
Realized carried interest allocations	75,935	24,404	58,878	46,703	38,597	159,653	168,582
Unrealized carried interest allocations	21,177	88,883	147,813	101,985	201,031	141,547	539,712
Legacy Greenspring carried interest allocations	61,306	39,637	27,143	(10,063)	81,994	74,341	138,711
Total performance fees	164,328	153,114	238,736	346,579	328,709	407,816	1,067,138
Unrealized carried interest allocations	(21,177)	(88,883)	(147,813)	(101,985)	(201,031)	(141,547)	(539,712)
Legacy Greenspring carried interest allocations	(61,306)	(39,637)	(27,143)	10,063	(81,994)	(74,341)	(138,711)
Incentive fee revenues for the Consolidated Funds(1)	(133)	133	430	254	154	5,364	971
Deferred incentive fees	(513)	—	671	(1,544)	(282)	1,938	(1,155)
Gross realized performance fees	81,199	24,727	64,881	253,367	45,556	199,230	388,531
Realized performance fee-related compensation	(39,656)	(11,705)	(30,995)	(122,215)	(27,662)	(94,748)	(192,577)
PRE	$41,543	$13,022	$33,886	$131,152	$17,894	$104,482	$195,954
_______________________________
(1)Reflects the add back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
Adjusted Weighted-Average Shares and Adjusted Net Income Per Share
ANI per share measures our per-share earnings assuming all Class B units, Class C units and Class D units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted weighted-average shares outstanding. We believe adjusted weighted-average shares and ANI per share are useful to investors because they enable investors to better evaluate per-share operating performance across reporting periods.
The following table shows a reconciliation of diluted weighted-average shares of Class A common stock outstanding to adjusted weighted-average shares outstanding used in the computation of ANI per share.

	Three Months Ended					Year Ended March 31,
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026
ANI	$80,603	$48,534	$66,709	$79,858	$69,459	$244,072	$264,560

Weighted-average shares of Class A common stock outstanding – Basic	75,975,770	77,846,710	78,561,587	79,465,039	80,297,984	71,142,916	79,039,229
Assumed vesting of RSUs	270,492	347,813	509,007	590,042	320,535	590,645	442,772
Assumed vesting and exchange of Class B2 units(1)	—	—	—	—	—	431,851	—
Assumed purchase under ESPP	—	—	—	—	349	529	86
Exchange of Class B units in the Partnership(1)	40,122,028	39,608,270	39,500,159	39,094,629	39,013,494	43,233,005	39,304,897
Exchange of Class C units in the Partnership(1)	965,761	960,025	947,580	931,103	931,103	1,365,647	942,467
Exchange of Class D units in the Partnership(1)	1,535,060	3,530,125	2,944,261	2,509,417	1,917,870	2,007,849	2,727,638
Adjusted weighted-average shares	118,869,111	122,292,943	122,462,594	122,590,230	122,481,335	118,772,442	122,457,089

ANI per share	$0.68	$0.40	$0.54	$0.65	$0.57	$2.05	$2.16
_______________________________

(1)The Class B2 units fully vested in June 2024.
(2)Assumes the full exchange of Class B units, Class C units or Class D units in the Partnership for Class A common stock of SSG pursuant to the Class B Exchange Agreement, Class C Exchange Agreement or Class D Exchange Agreement, respectively.
Key Operating Metrics
We monitor certain operating metrics that are either common to the asset management industry or that we believe provide important data regarding our business. Refer to the Glossary below for a definition of each of these metrics.
Fee-Earning AUM

	Three Months Ended					Year Ended March 31,		Percentage Change
(in millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	2025	2026	vs. FQ4'25
Separately Managed Accounts
Beginning balance	$69,974	$73,174	$76,708	$78,207	$80,328	$58,897	$73,174	15%
Contributions(1)	3,874	3,013	2,559	2,627	2,637	16,715	10,836	(32)%
Distributions(2)	(1,225)	(1,010)	(725)	(1,117)	(1,584)	(3,590)	(4,436)	29%
Market value, FX and other(3)	551	1,531	(335)	611	434	1,152	2,241	(21)%
Ending balance	$73,174	$76,708	$78,207	$80,328	$81,815	$73,174	$81,815	12%

Focused Commingled Funds
Beginning balance	$44,192	$48,216	$50,511	$54,584	$58,223	$34,961	$48,216	32%
Contributions(1)	3,403	2,022	3,547	3,245	4,494	13,698	13,308	32%
Distributions(2)	(313)	(392)	(580)	(547)	(1,252)	(1,938)	(2,771)	300%
Market value, FX and other(3)	934	665	1,106	941	767	1,495	3,479	(18)%
Ending balance	$48,216	$50,511	$54,584	$58,223	$62,232	$48,216	$62,232	29%

Total
Beginning balance	$114,166	$121,390	$127,219	$132,791	$138,551	$93,858	$121,390	21%
Contributions(1)	7,277	5,035	6,106	5,872	7,131	30,413	24,144	(2)%
Distributions(2)	(1,538)	(1,402)	(1,305)	(1,664)	(2,836)	(5,528)	(7,207)	84%
Market value, FX and other(3)	1,485	2,196	771	1,552	1,201	2,647	5,720	(19)%
Ending balance	$121,390	$127,219	$132,791	$138,551	$144,047	$121,390	$144,047	19%
_______________________________
(1)Contributions consist of new capital commitments that earn fees on committed capital and capital contributions to funds and accounts that earn fees on net invested capital or NAV.
(2)Distributions consist of returns of capital from funds and accounts that pay fees on net invested capital or NAV and reductions in fee-earning AUM from funds that moved from a committed capital to net invested capital fee basis or from funds and accounts that no longer pay fees.
(3)Market value, FX and other primarily consist of changes in market value appreciation (depreciation) for funds that pay on NAV and the effect of foreign exchange rate changes on non-U.S. dollar denominated commitments.

Asset Class Summary

	Three Months Ended					Percentage Change
(in millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	vs. FQ4'25
FEAUM
Private equity	$65,007	$66,428	$69,932	$73,193	$75,626	16%
Infrastructure	23,830	26,090	27,007	27,897	30,745	29%
Private debt	19,517	21,435	22,443	23,882	24,797	27%
Real estate	13,036	13,266	13,409	13,579	12,879	(1)%
Total	$121,390	$127,219	$132,791	$138,551	$144,047	19%

Separately managed accounts	$73,174	$76,708	$78,207	$80,328	$81,815	12%
Focused commingled funds	48,216	50,511	54,584	58,223	62,232	29%
Total	$121,390	$127,219	$132,791	$138,551	$144,047	19%

AUM(1)
Private equity	$95,937	$100,540	$106,408	$112,190	$119,698	25%
Infrastructure	37,026	40,087	42,437	44,624	47,569	28%
Private debt	37,133	39,242	40,438	42,269	45,587	23%
Real estate	19,284	19,445	19,864	20,716	20,493	6%
Total	$189,380	$199,314	$209,147	$219,799	$233,347	23%

Separately managed accounts	$114,806	$120,649	$124,991	$130,111	$136,133	19%
Focused commingled funds	59,410	62,672	68,014	73,375	80,807	36%
Advisory AUM	15,164	15,993	16,142	16,313	16,407	8%
Total	$189,380	$199,314	$209,147	$219,799	$233,347	23%

AUA
Private equity	$262,884	$262,472	$283,034	$301,403	$341,289	30%
Infrastructure	69,027	71,126	78,762	86,955	94,706	37%
Private debt	19,726	20,874	23,402	24,173	25,918	31%
Real estate	168,047	169,679	176,357	178,810	189,892	13%
Total	$519,684	$524,151	$561,555	$591,341	$651,805	25%

Total capital responsibility(2)	$709,064	$723,465	$770,702	$811,140	$885,152	25%
_____________________________
Note: Amounts may not sum to total due to rounding. AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented, and does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.
(1)Allocation of AUM by asset class is presented by underlying investment asset classification.
(2)Total capital responsibility equals assets under management (AUM) plus assets under advisement (AUA).

Contacts
Shareholder Relations:
Seth Weiss
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Jordan Niezelski / Maggie Duffy
Edelman
StepStone@edifi-dje.com

Glossary
Assets under advisement, or “AUA,” consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue. We believe AUA is a useful metric for assessing the relative size of our advisory business.
Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of March 31, 2026 reflects final data for the prior period (December 31, 2025), adjusted for net new client account activity through March 31, 2026. NAV data for underlying investments is as of December 31, 2025, as reported by underlying managers up to the business day occurring on or after 115 days following December 31, 2025. When NAV data is not available by the business day occurring on or after 115 days following December 31, 2025, such NAVs are adjusted for cash activity following the last available reported NAV.
Assets under management, or “AUM,” primarily reflects the assets associated with our separately managed accounts (“SMAs”) and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business.
Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of March 31, 2026 reflects final data for the prior period (December 31, 2025), adjusted for net new client account activity through March 31, 2026. NAV data for underlying investments is as of December 31, 2025, as reported by underlying managers up to the business day occurring on or after 115 days following December 31, 2025. When NAV data is not available by the business day occurring on or after 115 days following December 31, 2025, such NAVs are adjusted for cash activity following the last available reported NAV.
Consolidated Funds refer to the StepStone Funds that we are required to consolidate as of the applicable reporting period. We consolidate funds and other entities in which we hold a controlling financial interest.
Consolidated VIEs refer to the variable interest entities that we are required to consolidate as of the applicable reporting period. We consolidate VIEs in which we hold a controlling financial interest.

Fee-earning AUM, or “FEAUM,” reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value. We believe FEAUM is a useful metric in order to assess assets forming the basis of our management fee revenue.
Legacy Greenspring entities refers to certain entities for which the Company, indirectly through its subsidiaries, became the sole and/or managing member in connection with the Greenspring acquisition.
SSG refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries.
StepStone Funds refer to SMAs and focused commingled funds of the Company, including acquired Greenspring funds, for which the Partnership or one of its subsidiaries acts as both investment adviser and general partner or managing member.
The Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries.
Total capital responsibility equals AUM plus AUA. AUM includes any accounts for which StepStone Group has full discretion over the investment decisions, has responsibility to arrange or effectuate transactions, or has custody of assets. AUA refers to accounts for which StepStone Group provides advice or consultation but for which the firm does not have discretionary authority, responsibility to arrange or effectuate transactions, or custody of assets.
Undeployed fee-earning capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once invested or activated. We believe undeployed fee-earning capital is a useful metric for measuring the amount of capital that we can put to work in the future and thus earn management fee revenue thereon.